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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (date of earliest
                         event reported): June 11, 1997



                    INTERNATIONAL FAMILY ENTERTAINMENT, INC.

             (Exact name of registrant as specified in its charter)




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
      DELAWARE                                 001-11121                                     541522360
   (State or other                      (Commission File Number)                           (IRS Employer
   jurisdiction of                                                                       Identification No.)
   incorporation)
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 2877 Guardian Lane, Virginia Beach, Virginia          23452
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, inc. area code:             (757) 459-6422


ITEM 5.   OTHER EVENTS.

         On June 11, 1997, International Family Entertainment, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Fox Kids Worldwide, Inc., a Delaware Corporation ("FKWW"), and Fox Kids Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of FKWW ("FKW Sub"), providing for the merger (the "Merger") of FKW Sub into the Company, as the surviving corporation, pursuant to which each share of Common Stock (as defined below) of the Company issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by FKWW, FKW Sub or the Company, or any of their respective subsidiaries, or by stockholders who have validly perfected their appraisal rights under the Delaware General

Corporation Law) will be converted into the right to receive a cash payment equal to $35 per share, without interest, subject to adjustment as provided in the Merger Agreement. A copy of the Merger Agreement is attached hereto as
Exhibit 1.1 and incorporated herein by reference. The Robertson Sellers (as defined below), The Christian Broadcasting Network, Inc., a Virginia corporation ("CBN"), and Regent University, a Virginia corporation ("Regent"), who collectively hold a majority of the outstanding voting power of the Company's Common Stock, approved the Merger by written consent delivered to the Company on June 11, 1997 following the execution of the Merger Agreement.

         Concurrently with the execution of the Merger Agreement,

         (i) (a) M.G. "Pat" Robertson ("Pat Robertson"), individually and as trustee of each of the Robertson Remainder Unitrust, the Gordon P. Robertson Irrevocable Trust, the Elizabeth F. Robinson Irrevocable Trust and the Ann R. Lablanc Irrevocable Trust; Lisa N. Robertson and Timothy B. Robertson, as joint tenants; and Timothy B. Robertson ("Tim Robertson"), individually, as trustee of each of the Timothy and Lisa Robertson Children's Trust and the Timothy B. Robertson Charitable Trust and as custodian for his children (collectively, the "Robertson Sellers"), (b) CBN and (c) Regent have each entered into a Stock Purchase Agreement (collectively, the "Stock Purchase Agreements") with FKWW providing for the sale to FKWW of an aggregate of 15,587,427 shares of Class B common stock, par value $0.01 per share (the "Class B Stock")(including 5,000,000 shares of Class B Stock issuable upon conversion of all of the Company's outstanding Class A common stock, par value $0.01 per share (the "Class A Stock"), held by certain of the Robertson Sellers and 1,250,000 shares of Class B Stock issuable upon the exercise of options held by Pat Robertson and Tim Robertson) for $35 per share in cash, subject to adjustment in the same manner as the Merger Consideration; and

         (ii) Liberty IFE, Inc. ("LIFE"), a Colorado corporation and a wholly owned subsidiary of Liberty Media Corporation, a Delaware corporation, which holds 7,088,732 shares of Class C non-voting Common Stock, par value $0.01 per share, of the Company (the "Class C Stock" and, together with the Class A Stock and Class B Stock, the "Common Stock") and $23,000,000 aggregate principal amount of 6% Convertible Secured Notes due 2004 of the Company (the "Convertible Notes"), convertible into 2,587,500 shares of Class C Stock, has entered into a Contribution and Exchange Agreement (the "Contribution Agreement") with FKWW pursuant to which LIFE has agreed to contribute such shares of Class C Stock and Convertible Notes to FKWW in exchange for shares of a new series of preferred stock of FKWW, in a transaction intended to constitute a tax free exchange. The FKWW preferred stock will be exchangeable at the holder's option, upon the happening of certain events, into shares of a new series of preferred stock of News Publishing Australia Limited ("NPAL"), the primary U.S. holding company for The News Corporation Limited, a corporation organized and existing under the laws of South Australia ("News Corp."). Each series of preferred stock will have a liquidation preference of $35.00 per share or share equivalent of Class C Stock, subject to adjustment in the same manner as the Merger Consideration, plus $6.33 million representing interest income foregone on the Convertible Notes and partial compensation for certain tax consequences, and shall be entitled to receive cumulative dividends at a rate of 8.5% per annum of the liquidation price, payable quarterly, increasing to 11% if any quarterly dividend is not declared and paid in full when due.

         News Corp., which indirectly holds 49.9 percent of the voting rights of FKWW and has the right to designate 50% of its board of directors, has entered into guarantees for the benefit of the Company, the Robertson Sellers, CBN and Regent guaranteeing the performance of FKWW's and FKW Sub's obligations under the Merger Agreement and respective Stock Purchase Agreements, and, together with NPAL, has entered into a Funding Agreement with LIFE supporting the obligations of FKWW and NPAL under the preferred stock issuable to LIFE. A copy of the Guaranty, dated as of June 11, 1997,

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of FKWW's and FKWW Sub's obligations under the Merger Agreement is attached hereto as Exhibit 1.2 and incorporated herein by reference.

         Consummation of the Merger and the closings under each of the Stock Purchase Agreements and the Contribution Agreement are subject to the satisfaction of certain conditions, including expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). Although the purchase by FKWW of Common Stock held by the Robertson Sellers, CBN and Regent, pursuant to the Stock Purchase Agreements, and the contribution by LIFE to FKWW of Class C Stock and Convertible Notes, pursuant to the Contribution and Exchange Agreement, are expected to occur prior to the Merger, consummation of the Merger is not conditioned upon the consummation of these transactions. In any event, the Merger will not be consummated until the expiration of twenty days from the date a definitive information statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, is first sent or given to the Company's stockholders.

         In connection with the execution of the Stock Purchase Agreements and the Merger Agreement,

         (i) all parties to that certain Amended and Restated Shareholder Agreement dated as of September 1, 1995 (the "Shareholder Agreement"), previously filed as Exhibit 2(c) to the Company's Current Report on Form 8-K dated December 15, 1995, including the Company, have executed an agreement (the "Termination to Shareholder Agreement"), a copy of which is attached hereto as
Exhibit 2.1 and incorporated herein by reference, terminating the Shareholder Agreement upon the terms and conditions set forth therein;

         (ii) the Company and CBN have entered into an amendment (the "Amendment No. 1 to Program Time Agreement"), a copy of which is attached hereto as Exhibit
3.1 and incorporated herein by reference, clarifying and amending that certain Program Time Agreement dated as of January 5, 1990, previously filed with the Company's Registration Statement (No. 33-45967) on Form S-1 under the Securities Act of 1933, as amended; and

         (iii) the Company and Satellite Services, Inc. ("SSI") have entered into a letter agreement (the Amended Affiliation Agreement"), amending that certain Affiliation Agreement dated as of December 28, 1989, previously filed with the Company's Registration Statement (No. 33-45967) on Form S-1 under the Securities Act of 1933, as amended.

         A Press Release announcing the actions described above was issued by the Company on June 11, 1997 and is attached hereto as Exhibit 5.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits:

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
         1.1 Agreement and Plan of Merger, dated as of June 11, 1997, by and among the Company, FKWW and FKW Sub.

         1.2 Guaranty, dated as of June 11, 1997, by News Corp. in favor of the Company.

         2.1 Termination to Shareholder Agreement, dated as of June 11, 1997, by and among the Company, the Robertson Sellers, CBN and LIFE.
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
         3.1 Amendment No. 1 to Program Time Amendment, dated as of June 11, 1997, between the Company and CBN.

         4.1 Amended Affiliation Agreement, dated June 11, 1997, between the Company and SSI. (Confidential treatment has been requested with respect to the filing of such exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, such exhibit has been filed separately with the Commission.)

         5.1 Press Release, dated June 11, 1997, issued by the Company (attached as Exhibit B to the Agreement and Plan of Merger found in Exhibit 1.1 hereto).
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERNATIONAL FAMILY ENTERTAINMENT, INC.

Dated:  June 20, 1997               By:    /s/ David R. Humphrey
                                        ------------------------
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                                  EXHIBIT INDEX


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
         1.1 Agreement and Plan of Merger, dated as of June 11, 1997, by and among International Family Entertainment, Inc. (the "Company"), Fox Kids Worldwide, Inc. and Fox Kids Merger Corporation.

         1.2 Guaranty, dated as of June 11, 1997, by the News Corporation Limited in favor of the Company.

         2.1 Termination to Shareholder Agreement, dated as of June 11, 1997, by and among the Company, M.G. "Pat" Robertson, individually and as trustee of the Robertson Remainder Unitrust, u/t/a dated January 22, 1990, Timothy B. Robertson, individually and as trustee of the Timothy and Lisa Robertson Children's Trust, u/t/a dated September 18, 1995, Liberty IFE, Inc. and The Christian Broadcasting Network, Inc. ("CBN").

         3.1 Amendment No. 1 to Program Time Amendment, dated as of June 11, 1997, between the Company and CBN.

         4.1 Amended Affiliation Agreement, dated June 11, 1997, between the Company and Satellite Services, Inc. (Confidential treatment has been requested with respect to the filing of such exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, such exhibit has been filed separately with the Commission.)

         5.1 Press Release, dated June 11, 1997, issued by the Company (attached as Exhibit B to the Agreement and Plan of Merger found in Exhibit 1.1 hereto).
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